Exhibit 99.2
WEBMD HEALTH CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
Revenue	$168,477	$138,073	$534,519	$438,536
Cost of operations	51,859	47,994	187,831	165,753
Sales and marketing	34,085	31,478	120,874	112,101
General and administrative	23,146	23,802	85,496	89,620
Depreciation and amortization	7,310	6,992	27,578	28,185
Interest income	99	3,089	3,949	9,149
Interest expense	1,347	5,657	11,453	23,515
(Loss) gain on convertible notes	(6,362)	—	(23,332)	10,120
Gain (loss) on investments	13,460	—	(9,517)	—
Severance and other transaction expenses	—	11,066	—	11,066
Other income (expense), net	20	(425)	(72)	(1,369)

Income from continuing operations before income tax provision (benefit)	57,947	13,748	72,315	26,196
Income tax provision (benefit)	24,183	(50,413)	20,043	(45,491)

Consolidated income from continuing operations	33,764	64,161	52,272	71,687
Consolidated income from discontinued operations, net of tax	2,824	34,659	1,800	49,354

Consolidated net income inclusive of noncontrolling interest	36,588	98,820	54,072	121,041
Income attributable to noncontrolling interest	—	(524)	—	(3,705)

Net income attributable to Company stockholders	$36,588	$98,296	$54,072	$117,336

Amounts attributable to Company stockholders:
Income from continuing operations	$33,764	$63,637	$52,272	$67,018
Income from discontinued operations	2,824	34,659	1,800	50,318

Net income attributable to Company stockholders	$36,588	$98,296	$54,072	$117,336

Basic income per common share:
Income from continuing operations	$0.58	$1.19	$0.93	$1.40
Income from discontinued operations	0.05	0.65	0.04	1.05

Net income attributable to Company stockholders	$0.63	$1.84	$0.97	$2.45

Diluted income per common share:
Income from continuing operations	$0.55	$0.92	$0.85	$1.21
Income from discontinued operations	0.04	0.47	0.03	0.86

Net income attributable to Company stockholders	$0.59	$1.39	$0.88	$2.07

Weighted-average shares outstanding used in computing income per common share:
Basic	57,505	52,688	55,328	47,400

Diluted	62,330	71,945	62,228	57,740

WEBMD HEALTH CORP.
CONSOLIDATED SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
Revenue
Public portal advertising and sponsorship	$147,042	$114,875	$446,969	$347,570
Private portal services	21,435	23,198	87,550	90,966

	$168,477	$138,073	$534,519	$438,536

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”) (a)	$69,082	$46,428	$173,618	$112,274

Interest, taxes, non-cash and other items (b)
Interest income	99	3,089	3,949	9,149
Interest expense	(1,347)	(5,657)	(11,453)	(23,515)
Income tax (provision) benefit	(24,183)	50,413	(20,043)	45,491
Depreciation and amortization	(7,310)	(6,992)	(27,578)	(28,185)
Non-cash stock-based compensation	(9,695)	(11,629)	(33,300)	(39,412)
Non-cash advertising	—	—	—	(1,753)
(Loss) gain on convertible notes	(6,362)	—	(23,332)	10,120
Gain (loss) on investments	13,460	—	(9,517)	—
Severance and other transaction expenses	—	(11,066)	—	(11,066)
Other income (expense), net	20	(425)	(72)	(1,416)

Consolidated income from continuing operations	33,764	64,161	52,272	71,687
Consolidated income from discontinued operations, net of tax	2,824	34,659	1,800	49,354

Consolidated net income inclusive of noncontrolling interest	36,588	98,820	54,072	121,041
Income attributable to noncontrolling interest	—	(524)	—	(3,705)

Net income attributable to Company stockholders	$36,588	$98,296	$54,072	$117,336

(a)	See Annex A-Explanation of Non-GAAP Financial Measures.

(b)	Reconciliation of Adjusted EBITDA to consolidated income from continuing operations.

WEBMD HEALTH CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	December 31, 2010	December 31, 2009
Assets
Cash and cash equivalents	$400,501	$459,766
Accounts receivable, net	134,448	118,155
Prepaid expenses and other current assets	12,161	11,419
Investments	—	9,932
Deferred tax assets	23,467	—

Total current assets	570,577	599,272

Investments	—	338,446
Property and equipment, net	61,516	52,194
Goodwill	202,104	202,104
Intangible assets, net	22,626	26,020
Deferred tax assets	71,125	50,789
Other assets	14,254	19,723

Total Assets	$942,202	$1,288,548

Liabilities and Equity
Accrued expenses	$53,181	$63,721
Deferred revenue	97,043	98,474
1.75% convertible notes	—	264,583
Deferred tax liabilities	—	12,955
Liabilities of discontinued operations	17,327	34,197

Total current liabilities	167,551	473,930

3 1/8% convertible notes, net of discount of $22,641 at December 31, 2009	—	227,659
Other long-term liabilities	21,756	22,191

Stockholders’ equity	752,895	564,768

Total Liabilities and Equity	$942,202	$1,288,548

WEBMD HEALTH CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Years Ended
	December 31,
	2010	2009
Cash flows from operating activities:
Consolidated net income inclusive of noncontrolling interest	$54,072	$121,041
Adjustments to reconcile consolidated net income inclusive of noncontrolling interest to net cash provided by operating activities:
Consolidated income from discontinued operations, net of tax	(1,800)	(49,354)
Depreciation and amortization	27,578	28,185
Non-cash interest, net	5,594	10,205
Non-cash advertising	—	1,753
Non-cash stock-based compensation	33,300	39,412
Deferred income taxes	(403)	(42,143)
Loss (gain) on convertible notes	23,332	(10,120)
Loss on investments	9,517	—
Changes in operating assets and liabilities:
Accounts receivable	(16,292)	(25,073)
Prepaid expenses and other, net	4,617	6,979
Accrued expenses and other long-term liabilities	213	7,677
Deferred revenue	(1,431)	18,861

Net cash provided by continuing operations	138,297	107,423
Net cash (used in) provided by discontinued operations	(16,474)	305

Net cash provided by operating activities	121,823	107,728

Cash flows from investing activities:
Proceeds from sales of available-for-sale securities	361,852	2,300
Proceeds received from ARS Option	10,467	—
Purchases of property and equipment	(32,254)	(17,886)
Proceeds received (payments made) from the sale of discontinued operations	(1,430)	72,318

Net cash provided by continuing operations	338,635	56,732
Net cash used in discontinued operations	—	(3,552)

Net cash provided by investing activities	338,635	53,180

Cash flows from financing activities:
Proceeds from exercise of stock options	59,825	42,898
Cash used for withholding taxes due on stock-based awards	(86,533)	(17,645)
Repurchases of convertible notes	(94,525)	(123,857)
Purchase of treasury stock under repurchase program and tender offers	(420,948)	(228,402)
Cash paid for merger related costs	—	(5,021)
Excess tax benefit on stock-based awards	22,458	480

Net cash used in financing activities	(519,723)	(331,547)
Effect of exchange rates on cash	—	557

Net decrease in cash and cash equivalents	(59,265)	(170,082)
Cash and cash equivalents at beginning of period	459,766	629,848

Cash and cash equivalents at end of period	$400,501	$459,766

WEBMD HEALTH CORP.
CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMPANY STOCKHOLDERS
(In thousands, except per share data, unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
Numerator:
Income from continuing operations	$33,764	$63,637	$52,272	$67,018
Effect of participating non-vested restricted stock	(339)	(886)	(601)	(787)

Income from continuing operations — Basic	33,425	62,751	51,671	66,231
Interest expense on 1.75% Convertible Notes, net of tax	—	876	1,469	3,714
Interest expense on 3 1/8% Convertible Notes, net of tax	809	2,472	—	—
Effect of dilutive securities of subsidiary	—	(57)	—	(343)

Income from continuing operations — Diluted	$34,234	$66,042	$53,140	$69,602

Income from discontinued operations net of tax	$2,824	$34,659	$1,800	$50,318
Effect of participating non-vested restricted stock	(28)	(483)	(21)	(591)

Income from discontinued operations —Basic	2,796	34,176	1,779	49,727
Effect of dilutive securities of subsidiary	—	—	—	53

Income from discontinued operations —Diluted	$2,796	$34,176	$1,779	$49,780

Denominator:
Weighted-average shares — Basic	57,505	52,688	55,328	47,400
Employee stock options and restricted stock	2,651	4,470	3,706	2,265
1.75% Convertible Notes	—	7,640	3,194	8,075
3 1/8% Convertible Notes	2,174	7,147	—	—

Adjusted weighted-average shares after assumed conversions — Diluted	62,330	71,945	62,228	57,740

Basic income per common share:
Income from continuing operations	$0.58	$1.19	$0.93	$1.40
Income from discontinued operations	0.05	0.65	0.04	1.05

Net income attributable to Company stockholders	$0.63	$1.84	$0.97	$2.45

Diluted income per common share:
Income from continuing operations	$0.55	$0.92	$0.85	$1.21
Income from discontinued operations	0.04	0.47	0.03	0.86

Net income attributable to Company stockholders	$0.59	$1.39	$0.88	$2.07